MET-PRO CORPORATION
Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned Chief Executive Officer of Met-Pro Corporation ("Met-Pro") hereby certifies that:

(1)
Met-Pro’s Quarterly Report on Form 10-Q for the period ended October 31, 2004, to which the certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Met-Pro.

/s/ Raymond J. De Hont                              December 8, 2004
Raymond J. De Hont
Chief Executive Officer

MET-PRO CORPORATION

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned Chief Financial Officer of Met-Pro Corporation ("Met-Pro") hereby certifies that:

(1)
Met-Pro’s Quarterly Report on Form 10-Q for the period ended October 31, 2004, to which the certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Met-Pro.

/s/ Gary J. Morgan                                                                                                               December 8, 2004
Gary J. Morgan
Chief Financial Officer